Exhibit 99.2

(NASDAQ:SLP) Investor Conference Call January 9, 2018

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

3 Highlights Walter S. Woltosz CEO and Chairman

4 • Global provider of software and consulting solutions for R&D • Earliest drug discovery – when a chemist first draws a molecule • Preclinical development (lab and animals) through first - in - human trials • Safety research and risk assessment • Phase 2 and 3 clinical trials • Beyond patent life to supporting generic companies • Integration of data from multinational R&D efforts • 1QFY18 • Revenues up $1.7 million (30.5%) to $7.1 million • Net income up $354,000 (26.0%) to $1.7 million • Diluted earnings per share up 22.8% to 10¢ per share • Software renewal rates: 80% (accounts); 88%(fees) • 21 new software clients added • Explosive consulting pipeline resulted in significant increase in revenues Overview

Simulations Plus:
Your End-to-end M&S Solutions Provider

Discovery


HO
N
H
CH3
CH3
H3C–O







Preclinical



Clinical



ADMET Predictor™ ⟷ GastroPlus™

MedChem Studio™
MedChem Designer™

DDDPlus™
MembranePlus™

PKPlus™

DILIsym®

KIWI™

NAFLDsym™

Consulting Services and Collaborations

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

5

6 FDA Voice blog: July 7 th , 2017

GastroPlus PBPK Consulting from Simulations Plus: Regulatory Interactions • Since 2015, our consulting team has built PBPK models and written reports for internal review and submissions to various regulatory agencies for the following types (and numbers) of projects: – Preclinical development and First - in - Human predictions (16) – Formulation optimization (15) – DDI predictions (10) – Virtual bioequivalence trial simulations (10) – Pediatric population simulations and dose projections (8) – Food effect modeling (7) – Pulmonary/dermal/ocular/oral cavity product development (7) – Parent - metabolite and prodrug PBPK modeling (6) – Mechanistic IVIVCs (5) 7

8 Financial Overview John Kneisel Chief Financial Officer

9 Income Statement: 1QFY18 Versus 1QFY17 (in millions) Lancaster Buffalo North Carolina (ACQ. 6/01/17) 1QFY18 1QFY17 Diff % chg Net sales $ 4.0 $ 1.9 $ 1.1 $ 7.1 $ 5.4 $ 1.7 30.5% Gross profit 3.3 1.2 0.8 5.3 4.1 1.3 30.6% Gross profit margin 82.4% 63.1% 71.2% 75.4% 75.3% 0.1% 0.1% SG&A $ 1.4 $ 0.7 $ 0.3 $ 2.4 $ 1.9 $ 0.6 29.2% R&D 0.3 0.0 0.0 0.4 0.3 0.1 24.3% Total operating expenses 1.7 0.7 0.4 2.8 2.2 0.6 28.6% Income from operations 1.6 0.5 0.4 2.6 1.9 0.6 33.0% Other income (expense) (0.1) 0.00 0.00 (0.1) 0.0 (0.1) - 218.9% Income before income taxes 1.6 0.5 0.4 2.5 2.0 0.5 27.9% Net income $ 1.1 $ 0.3 $ 0.3 $ 1.7 $ 1.4 $ 0.4 26.0% Diluted earnings per share (in dollars) $ 0.10 $ 0.08 $ 0.02 22.8% EBITDA $ 2.0 $ 0.6 $ 0.6 $ 3.2 $ 2.5 $ 0.7 27.1%

10 Consolidated Revenues: Fiscal Quarter ( in millions) 2.64 3.08 3.74 2.00 4.01 4.57 5.94 3.71 4.84 5.16 6.01 3.96 5.42 5.71 6.75 6.26 7.07 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018

11 Consolidated Net Income: Fiscal Quarter (in millions) $0.69 $0.81 $1.31 $0.22 $0.53 $0.97 $1.85 $0.49 $1.11 $1.15 $1.91 $0.79 $1.36 $1.20 $2.08 $1.15 $1.72 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018

12 Consolidated Diluted Earnings Per Share $0.04 $0.05 $0.08 $0.01 $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 Q1 Q2 Q3 Q4 Quarterly EPS FY14 FY15 FY16 FY17 FY18

13 Consolidated EBITDA: Fiscal Quarter (in millions) 1.20 1.35 2.30 0.67 1.22 1.97 3.33 1.19 2.22 2.18 3.28 1.51 2.48 2.30 3.60 1.99 3.16 $0 $1 $2 $3 $4 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018

14 Cash Position Remains Excellent (in millions) Over $24 million cash paid out over last three FYs $0.5 $0.6 $0.8 $0.8 $0.8 $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $2.5 $2.1 $0.8 $0.7 $0.8 $1.0 $5.1 $10.1 $10.6 $11.0 $7.8 $8.6 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 Dividend Paid Acquisitions Cash on Hand Cash paid to TSRL Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym (some from Q2 and Q3) Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

15 Selected Balance Sheet Items (in millions, except where indicated) November 30, 2017 August 31, 2017 Cash and cash equivalents $ 7.046 * $ 6.216* Cash per share ( in Dollars ) $ 0.41 $ 0.36 Total current assets 13.987 12.668 Total assets 39.750 38.512 Total current liabilities 5.654 2.042 Total liabilities 13.569 12.708 Current ratio 2.47x 6.20x Shareholders’ equity 26.678 25.805 Total liabilities and shareholders’ equity 39.750 38.512 Shareholders’ equity per diluted share ( in Dollars ) $ 1.494 $1.473 * Cash as of January 8, 2018 ~$7.5 million.

16 Lancaster Division John DiBella President, Lancaster Division

17 • Version 9.6 scheduled for January 2018 ‒ New special population physiology models – enhancement to optional add - on module ‒ Improvements to all mechanistic absorption models – enhancement to optional add - on module • Version 9.0 scheduled for May 2018 ‒ Updates to HTPK Simulation Module – new optional add - on module ‒ New capabilities to ADMET Modeler™ Module – enhancement to optional add - on module Software Product News – Lancaster Division • Version 6.0 scheduled for spring 2018 ‒ New long - acting injectable model developed from the FDA grant (expands user base) ‒ New precipitation assay & biphasic dissolution models • Version 2.0 released in September 2017 ‒ New models to analyze data collected from hepatocyte studies (expands user base) ‒ Improved integration with the ADMET Predictor™ Module – optional add - on module • Version 2.0 scheduled for January 2018 ‒ New simulation/prediction options to complement model - fitting routines ‒ Improved user operations to create a ‘plug ‘n play’ environment

1QFY18 Sales Review – Lancaster Division • Revenue +9.4% vs. 1QFY17 • Highlights: – Software revenue +3% • 80% renewal rate (accounts) • 88% renewal rate (fees) • 4% increase in license units • 11 new commercial companies – New domestic customers in India, Japan, and China • 10 new nonprofit groups – Expansion of licenses at China FDA and Health Canada – Consulting & training revenue +66% • 22 companies + 2 FDA collaborations • Workshops in Boston, Tokyo, and Mumbai 68% 16% 13% 3% Revenue Breakdown Renewal New Consulting Training 150 174 225 157 194 201 199 181 190 211 238 195 198 Q1 Q2 Q3 Q4 Software License Units/Quarter FY15 FY16 FY17 FY18 18

1QFY18 Software Revenue – by Region Europe 27% North America 45% Asia 28% South America <1% Japan = 56% China = 23% India = 21% Korea = <1% 19

1QFY18 Marketing Activities

Website Content

- Increased production of video content for promotional/branding purposes
- Increased focus on SEO performance
- Continued migration of content from different division sites to main Simulations Plus domain

Workshops and Conferences

- PBPK workshops held in Boston, Tokyo, and Mumbai
- Hosted 7 onsite trainings at individual companies
- Attended 14 scientific conferences; delivered 17 poster/podium presentations

Strategic Digital Marketing Initiatives

- Hosted 3 webinars on modeling & simulation applications
- Continued with active social media campaigns
  - Twitter/LinkedIn/YouTube followers have increased 17% vs. November 2016
  - GastroPlus User Group membership increased 10% vs. November 2016

20

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

21 Re - imagining the Future of Science - based Research and Development Ted Grasela, PharmD , Ph.D. President, Cognigen

Cognigen Growth • Activities supporting continued growth – Successful recruiting and on - boarding of software engineers and scientists – New marketing initiatives and business/sales models – Increasing synergy and cross - selling between divisions – Accelerating KIWI TM development 22

Cognigen Status Report
Pharmacometric Services

- **In FY2018 relationships with 21 companies on 34 drugs, 54 projects**
  - 2 new companies in FY2018
  - 14 new projects in FY2018
  - 8 projects expanded scope in FY2018
  - 3 projects with reduced scope
  - 37 outstanding proposals with 25 different companies
- **Expansion in global health initiatives, bridging global regulatory submissions, and embedding pharmacometric services from first-in-human to commercialization of new medicines**
- **In FY2018 presented 5 posters, and 3 peer-reviewed publications**
  - Working on 20 publications and 5 conference abstracts
- **Most common therapeutic area is oncology, followed by neurology, endocrinology, and infectious disease**
  - ~45% of projects result directly in regulatory interaction.

23

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

Leading by Example…… 24

25 • Increased Marketing and Sales • Pharmacometric services continue to expand ‒ Healthy pipeline of new projects, including global health initiative projects ‒ Bridging global regulatory filings ‒ Embedded client partner opportunities from first - in - human to commercialization of new medicines • Cross - selling opportunities with Simulations Plus and DILIsym ‒ Creating broader spectrum business models with clients ‒ Expanding scientific synergies across company scientists • KIWI TM Pharmacometric Communication Platform design and deployment accelerating ‒ 1 st stage of hiring completed Cognigen Summary

26 Drug - Induced Liver Injury and Liver Diseases Brett A. Howell, President DILIsym Services, Research Triangle Park, NC

DILIsym Services, Inc. – Our Vision 27 • DILIsym Services, Inc. offers comprehensive program services: – DILIsym software licensing, training, development (DILI - sim Initiative) – DILIsym and NAFLDsym simulation consulting projects – Consulting and data interpretation – in vitro assay experimental design and management “Our vision is safer, effective, more affordable medicines for patients through modeling and simulation.” DILIsym ®

DILIsym Services Fiscal Q1 Sales Review



Revenue Breakdown
13%
17%
70%
DILIsym Software
DILIsym Projects
NAFLDsym Projects

- **DILIsym software consulting projects**
  - 17 active consulting projects using our DILIsym software
  - DILIsym software is focused on helping companies predict drug-induced liver injury probability for drugs and drug candidates
  - Involve data management and analysis components
- **NAFLDsym consulting projects**
  - One significant NAFLDsym consulting project, which is allowing for great enhancements of the software's capabilities for future consulting
  - NAFLDsym software is focused on helping companies evaluate targets for nonalcoholic fatty liver disease and nonalcoholic steatohepatitis (NASH)
- **DILIsym software licensing**
  - Consortium contracts, which is the vehicle used for DILIsym licensing
  - Focused on adding new science and features to DILIsym including adaptive immune components, new simulated populations, and advanced integration with GastroPlus
  - Actively working with FDA to acquire licenses for evaluation

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

28

DILIsym Services Software Product News • DILIsym version 7A was released on Monday, January 8 th to DILI - sim consortium members for internal software use – Includes large number of expanded features and exemplar drugs • NAFLDsym development continues through large pharma company sponsorships – Addition of fibrosis and inflammation pathways and additional simulated patients – Available towards end of 2018 for internal consulting use • Finalizing a proposal for development of software focused on drug - induced kidney injury to go alongside our liver related products • Actively working towards increased communication between DILIsym software and GastroPlus 29 DILIsym ®

DILIsym Services Marketing Updates • Planning to give scientific talks, training courses, and/or exhibitions at 6 or more venues in 2018, including several national meetings focused on liver and safety • Jointly marketing with Simulations Plus (Lancaster Division) and Cognigen at most shows • Working towards migration of marketing content to Simulations Plus website for combined marketing presence across all three divisions 30

DILIsym Services Summary • New, enhanced version of flagship product, DILIsym, just released • Active development across multiple products for expanded applications • Continuing to work with Simulations Plus Lancaster and Cognigen on integrative marketing and other synergies • Number of consulting clients continues to grow; now well over 30 companies • Number of DILIsym licensees continues to grow; now 18 major pharmaceutical companies have licensed DILIsym at some point in the history of the consortium, as well as FDA 31

32 Final Summary Walter S. Woltosz CEO and Chairman

33 • 1QFY18 • Revenues up $1.7 million (30.5%) to $7.1 million • Net income up $354,000 (26.0%) to $1.7 million • Diluted earnings per share up 22.8% to 10¢ per share • California, Buffalo, and North Carolina divisions all performing well • Expected synergies being realized • Addressing regulatory agency focus on applying PBPK modeling in clinical pharmacology & safety research • New guidance documents issued by FDA and EMA helping drive interest • Executing on 5 - year, $4.7 million contract with major research foundation • Offers potential for additional such contracts with other organizations • DILIsym Services acquisition expands offerings into systems toxicology • Exciting opportunities to provide end - to - end solutions for clients in different markets • We believe Simulations Plus continues to lead the trend toward greater use of modeling and simulation in research & development Summary

34 Thank you! http://www.simulations - plus.com https://www.linkedin.com/company/95827/ https://www.linkedin.com/company/46152/